Exhibit 99.1

MusclePharm Appoints New Independent Board Member

CALABASAS, Calif., June 1, 2021 (GLOBE NEWSWIRE) — MusclePharm Corporation (OTCMKTS: MSLP), a global provider of leading sports nutrition & lifestyle branded nutritional supplements, today reported the appointment of Paul Karr as a new independent Board Member. With a history in financial reporting, issue resolution, and internal controls across numerous fields including pharmaceuticals, manufacturing, insurance and financial services at companies such as American Express and General Electric, Mr. Karr assumes the role of Audit Committee Chair.

Mr. Ryan Drexler, Chairman of the Board and CEO of MusclePharm stated, “With his illustrious career at American Express, General Electric, Bristol-Myers Squibb, and Deloitte & Touche among other reputable companies, I’m very excited to welcome Paul Karr to the Board of Directors at MusclePharm. I’m confident that his appointment signals the strength of the brand and its ability to attract top-level talent.”

“I am delighted to join the Board of MusclePharm at this important time in its development,” commented Paul Karr. “I look forward to working with my fellow Board members and management to ensure that the company has the controls and governance to support its future growth.”

Forward-Looking Statement

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Such forward-looking statements only speak as of the date of this press release and the Company assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, risks relating to consumer spending may decline or that U.S. and global macroeconomic conditions may worsen resulting in reduced demand for the Company’s products, risks relating to changes in consumer preferences away from the Company’s offerings, risks relating to the effectiveness and efficiency of the Company’s advertising campaigns and marketing expenditures, including existing brands and the launch of new brands, which may not result in increased revenue or generate sufficient levels of brand name and program awareness, risks if the Company becomes subject to health or advertising related claims from its customers, competitors or governmental and regulatory bodies, and risks relating to increased competition from other nutrition providers. As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the results of any revisions to the forward-looking statements made in this press release.

About MusclePharm Corporation

MusclePharm® is an award-winning, worldwide leading sports nutrition & lifestyle company offering branded nutritional supplements. Its portfolio of recognized properties include the MusclePharm® Sport Series, Essentials Series, and recently-launched Natural Series, as well as FitMiss™ – a product line designed specifically for female athletes. MusclePharm® products are available in more than 100 countries globally, with its Combat Protein product lineup being the company’s most popular.

Contact:

John Mills, Managing Partner

ICR, Inc.

646-277-1254

John.Mills@Icrinc.com